UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 3, 2014

NRG ENERGY, INC.
_________________________________________
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (I.R.S. Employer Identification No.)
211 Carnegie Center, Princeton, New Jersey 08540 (Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant’s telephone number, including area code)

N/A
______________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
NRG Energy, Inc., or NRG, today announced that David Crane, its President and Chief Executive Officer, has terminated his prearranged trading plan that was originally adopted in order to exercise stock options that will expire at the end of 2014 and to sell other shares of common stock representing a portion of his current ownership of NRG stock for personal financial management purposes. The stock trading plan was adopted in accordance with the guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934.  Mr. Crane has elected to terminate his stock trading plan with the intention of acquiring additional shares of NRG common stock in the open market.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

September 3, 2014	By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

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